UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2021

PANACEA LIFE SCIENCES HOLDINGS, INC.

(Exact name of the registrant as specified in its charter)

Nevada	001-38190	27-1085858
(State or other jurisdiction of	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5910 South University Blvd, C18-193

Greenwood Village, CO 80121

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 1-800-985-0515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On December 17, 2021, the Board of Directors (the “Board”) of Panacea Life Sciences Holdings, Inc. (the “Company”), after discussion with management of the Company and the Company’s independent registered public accounting firm, RBSM LLP (“RBSM”), concluded that the Company’s previously issued unaudited condensed consolidated interim financial statements as of and for the fiscal periods ended September 30, 2021 included in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 22, 2021 (the “Q3 2021 Form 10-Q”) should no longer be relied upon.

The condensed consolidated interim financial statements as of and for the fiscal periods ended September 30, 2021 included in the Q3 2021 Form 10-Q were not reviewed by RBSM in accordance with Article 10 of Regulation S-X prior to filing.

Subsequent to the filing of the Q3 2021 Form 10-Q, the Company identified errors in the unaudited condensed consolidated interim financial statements included in the Q3 2021 Form 10-Q related to revenue and costs of goods sold, lease liability, options and warrants.

Based on the foregoing determination, the Company has restated the previously issued condensed consolidated interim financial statements as of and for the fiscal periods ended September 30, 2021 and modified related disclosure by filing the Q3 2021 Form 10-Q/A. The restatements in the Q3 2021 Form 10-Q/A resulted in changes to line items in the Company’s condensed consolidated balance sheets as of September 30, 2021, condensed consolidated statements of operations for the three and nine months ended September 30, 2021, condensed statement of stockholders’ equity for the three and nine months ended September 30, 2021, and condensed consolidated statement of cash flow for the nine months ended September 30, 2021.

The Board of Directors and Chief Executive Officer discussed the matters described in this Item 4.02 with representatives of RBSM.

For clarity, the financial statements in the Company’s Amendment No. 1 to the Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2021 filed on December 17, 2021 (the “Q3 2021 Form 10-Q/A”) were reviewed by RBSM and may be relied upon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Panacea Life Sciences Holdings, Inc.
Date: December 20, 2021
	By:	/s/ Leslie Buttorff
	Name:	Leslie Buttorff
	Title:	Chief Executive Officer